UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 20, 2023

Harbor Custom Development, Inc.

(Exact name of registrant as specified in its charter)

Washington	001-39266	46-4827436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 Pacific Avenue, Suite 1200

Tacoma, WA 98402

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (253) 649-0636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	HCDI	The Nasdaq Stock Market LLC
8.0 % Series A Cumulative Convertible Preferred Stock	HCDIP	The Nasdaq Stock Market LLC
Warrants	HCDIW	The Nasdaq Stock Market LLC
Warrants	HCDIZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2023, Lance Brown, the Chief Financial Officer, principal financial officer, and principal accounting officer of Harbor Custom Development, Inc., a Washington corporation (the “Company”), notified the Company of his decision to resign, effective at the close of business on July 21, 2023. Mr. Brown’s decision to resign as Chief Financial Officer does not relate to any disagreement with the Company’s management, the Board of Directors of the Company, or the Company’s independent auditors regarding any matter related to the Company’s operations, accounting practices, financial disclosures, internal controls or policies and practices.

The Company has initiated a search for a new chief financial officer to fill this position.

Effective July 21, 2023 and until a successor has been identified, the Company expects to promote Yoshi Niino to the position of Chief Accounting Officer. Upon assuming this role, he will also assume the duties of the Company’s principal financial officer and principal accounting officer for Securities and Exchange Commission reporting purposes, until such time as we complete our search process for a Chief Financial Officer.

Mr. Niino joined the Company in February 2022, and currently serves as the Company’s Director of Accounting. Previously to joining the Company, Mr. Niino served as Senior Internal Audit Manager for Weyerhaeuser (NYSE: WY). Mr. Niino was also previously an Audit Manager at Deloitte. Mr. Niino is a Certified Public Accountant and graduated from the University of Washington with a B.A. in Economics and Business Administration, Accounting.

There is no family relationship between Mr. Niino and any of our other officers and directors. There are no understandings or arrangements between Mr. Niino and any other person pursuant to which Mr. Niino was appointed as Chief Accounting Officer, principal financial officer, and principal accounting officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
99.1	Press release of Harbor Custom Development, Inc., dated June 26, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harbor Custom Development, Inc.

Date:	June 26, 2023	By:	/s/ Jeffrey B. Habersetzer
		Name:	Jeffrey B. Habersetzer
		Title:	Chief Operating Officer, Secretary, and General Counsel